UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2012

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado	001-33190	84-0796160
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 4750, 181 Bay Street

P.O. Box 792

Toronto, Ontario, Canada  M5J 2T3

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

On May 17, 2012, McEwen Mining Inc. (the “Company”) held its annual shareholders’ meeting at 4:00 p.m. Eastern Time, at the Wellington Ballroom, The Ritz-Carlton, 181 Wellington Street West, Toronto, Ontario, Canada.  At the meeting, management of the Company made a formal presentation to the guests in attendance.

An archive of the presentation will be available on the Company’s website at www.mcewenmining.com for at least 60 days, beginning 48 hours after the meeting.  A copy of the power point slides presented at the meeting is attached to this report as Exhibit 99.1.

The information furnished under Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless the Company specifically incorporates the foregoing information into those documents by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished with this report:

99.1 PowerPoint presentation slides.

Cautionary Statement

With the exception of historical matters, information discussed in the exhibit includes forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements are sometimes identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and similar expressions. Such forward-looking statements include, among others, statements regarding exploration results and the completion of certain business transactions. Factors that could cause actual results to differ materially from projections or estimates include, among others, precious metals prices, future exploration results, economic and market conditions, results of due diligence, regulatory and court approval and decisions of third parties over which the Company has no control, as well as other factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, and other filings with the SEC. Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the press release. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: May 17, 2012	By:	/s/ Perry Ing
Perry Ing, Vice President and
Chief Financial Officer

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

99.1	PowerPoint presentation slides.